UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2022

FRANKLIN

S&P 500 INDEX FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Legg Mason Partners Fund Advisor, LLC (“LMPFA”). The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Fund objective

The Fund seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the S&P 500® Index.

II	Franklin S&P 500 Index Fund

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Franklin S&P 500 Index Fund for the twelve-month reporting period ended September 30, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective June 29, 2022, Christopher W. Floyd, CFA, and Joseph S. Giroux joined the Fund’s management team. Effective June 29, 2022, Russell Shtern is no longer a portfolio manager for the Fund. For more information, please see the Fund’s prospectus supplement dated June 29, 2022.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2022

Franklin S&P 500 Index Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the S&P 500 Index (the “Index”)i. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, included in the Index. The Fund generally is fully invested in stocks included in the Index. The Fund holds a broadly diversified portfolio of common stocks that is comparable to the Index in terms of economic sector weightings, market capitalization and liquidity. The Fund may use derivatives to track the performance of or to simulate full investment in the Index.

The Fund is managed as a “pure” index fund. As portfolio managers, we do not evaluate individual companies to identify attractive investment candidates for the Fund. Instead, we attempt to mirror the investment performance of the Index as closely as possible by reviewing daily and adjusting when necessary the Fund’s portfolio to reflect the companies included in the Index and their weightings.

Like most index funds, the Fund does not mirror the Index exactly because, unlike the Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemptions requests and pay the Fund’s expenses. The Fund’s returns may be below those of the Index because of the Fund’s operating expenses. The Fund’s ability to replicate the performance of the Index will depend, to some extent, on the size of cash flows into and out of the Fund. The Fund will make investment changes to accommodate these cash flows and to maximize the similarity of the Fund’s assets to those of the Index.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The Index returned -15.47% over the twelve-month reporting period ended September 30, 2022. Virtually all sectors declined, most in double digits. The communication services, consumer discretionary and information technology (“IT”) sectors were especially hard hit. Only the energy sector posted a positive return, at 45.70%.

After September 2021’s rout, the U.S. stock market advanced solidly but unevenly in the final quarter of 2021 as inflation continued to climb, gross domestic product growth slowed, and the Omicron variant cast some uncertainty on the economic outlook. The market ascended to new highs in November before it joined a broader global selloff across asset classes driven by fears that the new variant may spread widely and resist vaccines, and the Federal Reserve Board (the “Fed”) pivoted to combat the country’s highest inflation rates in decades; Fed Chair Jerome Powell acknowledged the stickiness of inflationary pressures and retired the word “transitory” as a descriptor of inflation. The Fed also commenced asset purchase tapering in November, followed by a December announcement that it would double the pace of that tapering in January 2022. Meanwhile, corporate fundamentals were a primary market support as nearly all sectors were at or close to record highs in their forward revenues, earnings and profit margins, showing that companies were so far weathering inflation headwinds well. As a result, in December, U.S. stocks rebounded from a post-Thanksgiving “risk-off” rough patch as investors grew less fearful of the potential economic impact from the Omicron variant after incoming data indicated its symptoms were milder than those of other strains.

Franklin S&P 500 Index Fund 2022 Annual Report	1

Fund overview (cont’d)

Even before Russia’s invasion of Ukraine in February, the U.S. equity market experienced a bumpy start to 2022 on inflation highs and a spike in COVID-19 Omicron variant infections. Expansions in the U.S. manufacturing and services sectors lost some momentum amid price pressures and supply-chain snags, while consumer spending softened as the highest inflation since 1982 continued to outpace wage gains. The perceived pivot to a more hawkish stance by the Fed led to a selloff in risk markets. Russia’s invasion of Ukraine during the last few days of February led to significant market declines, as sanctions aimed at Russia’s banks and prominent individuals, potential additional future sanctions and the war itself raised the possibility of trade disruptions and disruptions in commodity markets. Against this backdrop, the Fed raised interest rates for the first time since 2018 to help address high inflation just a few weeks after Russia’s invasion and forecast four more rate increases in 2023.

The U.S. equities suffered broad-based losses during the second quarter of 2022. Investors unloaded riskier assets amid persistently elevated inflation and interest-rate hikes by the Fed that grew in size with each Fed meeting. The market reflected a growing fear that the Fed might push the country into a recession before price stability is restored. A comparatively minor stock market rally in late June occurred despite the release of worsening economic data. The quarter capped a volatile first half of the year that saw U.S. and non-U.S. stocks, bonds and currencies jolted by surging inflation, central bank moves and the Russia-Ukraine war. Consumer expectations sank amid the worst inflation shock since the early 1970s and drew market attention toward the possibility that corporate profit margins may come under pressure in the coming quarters.

The U.S. equity market rose during the first half of the 2022’s third quarter but ended down as investors feared that the Fed’s aggressive rate hikes to combat persistently high inflation could lead to a recession. The Index fell for a third consecutive quarter to twenty-two months low, capped by the worst September (-9.21%) in two decades. To cool stubbornly high inflation, the Fed lifted the federal funds target rate range by 75 basis points in both July and September and the Fed indicated the latest increase will not be the last. Stocks sold off further in September as Fed Chair Jerome Powell reiterated the main points he made in his hawkish speech at Jackson Hole in late August. He stressed that monetary policy may have to be restrictive for a while to bring inflation down and that the process may be painful. He also warned of a housing market correction and said a soft landing for the economy may be less likely.

Q. How did we respond to these changing market conditions?

A. The Fund is not actively managed. It is managed as a “pure” index fund. Like most index funds, we replicate the holdings of the Index to the extent possible, given cash flows into and out of the Fund. No change in the investment process was required due to changing conditions. The Fund utilized S&P 500 Index futures contracts to equitize its cash position. These derivative positions represented a minimal weight in the portfolio and were a modest detractor for the reporting period.

2	Franklin S&P 500 Index Fund 2022 Annual Report

Performance review

For the twelve months ended September 30, 2022, Class A shares of Franklin S&P 500 Index Fund returned -15.77%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned -15.47% for the same period. The Lipper S&P 500 Index Funds Category Averageii returned -15.85% over the same time frame.

Performance Snapshot as of September 30, 2022 (unaudited)
	6 months	12 months
Franklin S&P 500 Index Fund:
Class A	-20.28%	-15.77%
Class D	-20.19%	-15.60%
S&P 500 Index	-20.20%	-15.47%
Lipper S&P 500 Index Funds Category Average	-20.38%	-15.85%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated January 28, 2022, as supplemented June 1, 2022, the gross total annual fund operating expense ratios for Class A and Class D shares were 0.59% and 0.40%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.54% for Class A shares and 0.34% for Class D shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

Franklin S&P 500 Index Fund 2022 Annual Report	3

Fund overview (cont’d)

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The energy sector had the best return in the Index by a significant margin for the period, followed by utilities names; these were the only sectors with a positive return for the reporting period. The consumer staples and health care sectors also contributed, with returns which were less negative than the Index overall.

The strongest contributor at the security level with a significant weight in the Index and a return of approximately 29% was UnitedHealth Group Inc., which consistently beat earnings estimates. Exxon Mobil Corp. was also a strong contributor with a return of approximately 48%, performing well along with the rest of the energy sector. Eli Lilly & Co. was also a leading contributor returning almost 40%; a positive twelve-month reporting period was capped by a surge in September as positive top-line results for Biogen’s Alzheimer’s disease therapy candidate seemed to indicate to the market that Eli Lilly’s Donanemab has a higher chance of demonstrating clinically meaningful results and getting approved.

Q. What were the leading detractors from performance?

A. The communication services and consumer discretionary sectors had the weakest returns in the Index for the twelve-month period, with returns of approximately -39% and -21%, respectively. By virtue of return and weight in the Index, IT was also a leading detractor from performance.

The largest detractor at the security level was JPMorgan Chase & Co. with a negative return of approximately -34% and a meaningful weight in the Index. Apple Inc. and Netflix, Inc. were also leading detractors. Apple struggled from weaker demand causing a downgrade in earnings estimates, while Netflix suffered back-to-back quarterly subscriber losses for its streaming service.

Thank you for your investment in Franklin S&P 500 Index Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Franklin Advisers, Inc.

October 13, 2022

4	Franklin S&P 500 Index Fund 2022 Annual Report

RISKS: Stock prices are subject to market fluctuations. The Fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise the S&P 500 Index or to adjust for relative weightings. The Fund does not mirror the S&P 500 Index exactly because, unlike the S&P 500 Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Fund’s expenses. The Fund’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. The Fund may use derivatives, such as futures and options on securities or securities indexes and options on futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2022 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this September 30, 2022 were: Apple Inc. (6.8%), Microsoft Corp. (5.7%), Amazon.com Inc. (3.3%), Tesla Inc. (2.3%), Alphabet Inc., Class A Shares (1.9%), Alphabet Inc., Class C Shares (1.7%), Berkshire Hathaway Inc. (1.6%), UnitedHealth Group Inc. (1.5%), Johnson & Johnson (1.4%) and Exxon Mobil Corp. (1.2%). Please refer to pages 11 through 27 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2022 were: information technology (26.0%), health care (14.9%), consumer discretionary (11.6%), financials (10.8%) and communication services (8.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

ii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 116 funds for the six-month period and among the 115 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Franklin S&P 500 Index Fund 2022 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2022 and September 30, 2021 and does not include derivatives, such as futures contracts. The composition of the Fund’s investments is subject to change at any time.

6	Franklin S&P 500 Index Fund 2022 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2022 and held for the six months ended September 30, 2022.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-20.28%	$1,000.00	$797.20	0.56%	$2.52	Class A	5.00%	$1,000.00	$1,022.26	0.56%	$2.84
Class D	-20.19	1,000.00	798.10	0.36	1.62	Class D	5.00	1,000.00	1,023.26	0.36	1.83

Franklin S&P 500 Index Fund 2022 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended September 30, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

8	Franklin S&P 500 Index Fund 2022 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
	Class A	Class D
Twelve Months Ended 9/30/22	-15.77%	-15.60%
Five Years Ended 9/30/22	8.66	8.87
Ten Years Ended 9/30/22	11.09	11.31

Cumulative total returns[1]
Class A (9/30/12 through 9/30/22)	186.27%
Class D (9/30/12 through 9/30/22)	192.07

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

Franklin S&P 500 Index Fund 2022 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested

Class A Shares of Franklin S&P 500 Index Fund vs. S&P 500 Index† — September 2012 - September 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Franklin S&P 500 Index Fund on September 30, 2012, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2022. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The S&P 500 Index (the “Index”) is an unmanaged index of the stocks of 500 leading companies and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A shares performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

10	Franklin S&P 500 Index Fund 2022 Annual Report

Schedule of investments

September 30, 2022

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 98.8%
Communication Services — 8.0%
Diversified Telecommunication Services — 0.9%
AT&T Inc.	66,705	$1,023,255
Lumen Technologies Inc.	9,269	67,478
Verizon Communications Inc.	39,324	1,493,132
Total Diversified Telecommunication Services		2,583,865
Entertainment — 1.4%
Activision Blizzard Inc.	6,670	495,848
Electronic Arts Inc.	2,476	286,498
Live Nation Entertainment Inc.	1,325	100,753	*
Netflix Inc.	4,163	980,137	*
Take-Two Interactive Software Inc.	1,478	161,102	*
Walt Disney Co.	17,068	1,610,024	*
Warner Bros Discovery Inc.	20,681	237,832	*
Total Entertainment		3,872,194
Interactive Media & Services — 4.7%
Alphabet Inc., Class A Shares	56,145	5,370,269	*
Alphabet Inc., Class C Shares	50,205	4,827,211	*
Match Group Inc.	2,689	128,400	*
Meta Platforms Inc., Class A Shares	21,356	2,897,582	*
Twitter Inc.	6,297	276,060	*
Total Interactive Media & Services		13,499,522
Media — 0.7%
Charter Communications Inc., Class A Shares	1,035	313,967	*
Comcast Corp., Class A Shares	41,207	1,208,601
DISH Network Corp., Class A Shares	2,268	31,367	*
Fox Corp., Class A Shares	2,852	87,499
Fox Corp., Class B Shares	1,359	38,732
Interpublic Group of Cos. Inc.	3,695	94,592
News Corp., Class A Shares	3,816	57,660
News Corp., Class B Shares	1,153	17,779
Omnicom Group Inc.	1,890	119,240
Paramount Global, Class B Shares	4,720	89,869
Total Media		2,059,306
Wireless Telecommunication Services — 0.3%
T-Mobile US Inc.	5,636	756,182	*
Total Communication Services		22,771,069

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2022 Annual Report	11

Schedule of investments (cont’d)

September 30, 2022

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Consumer Discretionary — 11.6%
Auto Components — 0.1%
Aptiv PLC	2,511	$196,385	*
BorgWarner Inc.	2,219	69,677
Total Auto Components		266,062
Automobiles — 2.6%
Ford Motor Co.	37,153	416,114
General Motors Co.	13,606	436,616
Tesla Inc.	24,940	6,615,335	*
Total Automobiles		7,468,065
Distributors — 0.2%
Genuine Parts Co.	1,320	197,102
LKQ Corp.	2,450	115,518
Pool Corp.	373	118,692
Total Distributors		431,312
Hotels, Restaurants & Leisure — 1.9%
Booking Holdings Inc.	371	609,631	*
Caesars Entertainment Inc.	2,053	66,230	*
Carnival Corp.	9,235	64,922	*
Chipotle Mexican Grill Inc.	260	390,718	*
Darden Restaurants Inc.	1,137	143,626
Domino’s Pizza Inc.	335	103,917
Expedia Group Inc.	1,413	132,384	*
Hilton Worldwide Holdings Inc.	2,564	309,270
Las Vegas Sands Corp.	3,071	115,224	*
Marriott International Inc., Class A Shares	2,580	361,561
McDonald’s Corp.	6,889	1,589,568
MGM Resorts International	3,045	90,497
Norwegian Cruise Line Holdings Ltd.	3,920	44,531	*
Royal Caribbean Cruises Ltd.	2,087	79,097	*
Starbucks Corp.	10,742	905,121
Wynn Resorts Ltd.	1,005	63,345	*
Yum! Brands Inc.	2,664	283,290
Total Hotels, Restaurants & Leisure		5,352,932
Household Durables — 0.3%
DR Horton Inc.	2,944	198,278
Garmin Ltd.	1,408	113,077
Lennar Corp., Class A Shares	2,417	180,187
Mohawk Industries Inc.	511	46,598	*
Newell Brands Inc.	3,376	46,893
NVR Inc.	29	115,625	*

See Notes to Financial Statements.

12	Franklin S&P 500 Index Fund 2022 Annual Report

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Household Durables — continued
PulteGroup Inc.	2,170	$81,375
Whirlpool Corp.	511	68,888
Total Household Durables		850,921
Internet & Direct Marketing Retail — 3.4%
Amazon.com Inc.	82,992	9,378,096	*
eBay Inc.	5,077	186,884
Etsy Inc.	1,173	117,453	*
Total Internet & Direct Marketing Retail		9,682,433
Leisure Products — 0.0%††
Hasbro Inc.	1,207	81,376
Multiline Retail — 0.5%
Dollar General Corp.	2,127	510,182
Dollar Tree Inc.	1,975	268,798	*
Target Corp.	4,342	644,309
Total Multiline Retail		1,423,289
Specialty Retail — 2.2%
Advance Auto Parts Inc.	585	91,459
AutoZone Inc.	182	389,831	*
Bath & Body Works Inc.	2,181	71,101
Best Buy Co. Inc.	1,904	120,599
CarMax Inc.	1,506	99,426	*
Home Depot Inc.	9,623	2,655,371
Lowe’s Cos. Inc.	5,984	1,123,855
O’Reilly Automotive Inc.	597	419,900	*
Ross Stores Inc.	3,249	273,793
TJX Cos. Inc.	10,980	682,078
Tractor Supply Co.	1,037	192,757
Ulta Beauty Inc.	485	194,577	*
Total Specialty Retail		6,314,747
Textiles, Apparel & Luxury Goods — 0.4%
NIKE Inc., Class B Shares	11,840	984,141
Ralph Lauren Corp.	413	35,076
Tapestry Inc.	2,361	67,123
VF Corp.	3,026	90,508
Total Textiles, Apparel & Luxury Goods		1,176,848
Total Consumer Discretionary		33,047,985
Consumer Staples — 6.8%
Beverages — 1.8%
Brown-Forman Corp., Class B Shares	1,676	111,571
Coca-Cola Co.	36,443	2,041,537

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2022 Annual Report	13

Schedule of investments (cont’d)

September 30, 2022

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Beverages — continued
Constellation Brands Inc., Class A Shares	1,502	$344,979
Keurig Dr Pepper Inc.	7,944	284,554
Molson Coors Beverage Co., Class B Shares	1,832	87,918
Monster Beverage Corp.	3,605	313,491	*
PepsiCo Inc.	12,924	2,109,972
Total Beverages		5,294,022
Food & Staples Retailing — 1.6%
Costco Wholesale Corp.	4,148	1,958,976
Kroger Co.	6,095	266,656
Sysco Corp.	4,770	337,287
Walgreens Boots Alliance Inc.	6,661	209,155
Walmart Inc.	13,350	1,731,495
Total Food & Staples Retailing		4,503,569
Food Products — 1.1%
Archer-Daniels-Midland Co.	5,269	423,891
Campbell Soup Co.	1,906	89,811
Conagra Brands Inc.	4,432	144,616
General Mills Inc.	5,544	424,726
Hershey Co.	1,361	300,060
Hormel Foods Corp.	2,736	124,324
JM Smucker Co.	997	136,998
Kellogg Co.	2,374	165,373
Kraft Heinz Co.	7,461	248,824
Lamb Weston Holdings Inc.	1,383	107,016
McCormick & Co. Inc., Non Voting Shares	2,385	169,979
Mondelez International Inc., Class A Shares	12,829	703,414
Tyson Foods Inc., Class A Shares	2,708	178,538
Total Food Products		3,217,570
Household Products — 1.4%
Church & Dwight Co. Inc.	2,286	163,312
Clorox Co.	1,135	145,723
Colgate-Palmolive Co.	7,819	549,285
Kimberly-Clark Corp.	3,146	354,051
Procter & Gamble Co.	22,382	2,825,727
Total Household Products		4,038,098
Personal Products — 0.2%
Estee Lauder Cos. Inc., Class A Shares	2,171	468,719

See Notes to Financial Statements.

14	Franklin S&P 500 Index Fund 2022 Annual Report

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Tobacco — 0.7%
Altria Group Inc.	16,856	$680,646
Philip Morris International Inc.	14,513	1,204,724
Total Tobacco		1,885,370
Total Consumer Staples		19,407,348
Energy — 4.5%
Energy Equipment & Services — 0.3%
Baker Hughes Co.	9,476	198,617
Halliburton Co.	8,497	209,196
Schlumberger NV	13,199	473,844
Total Energy Equipment & Services		881,657
Oil, Gas & Consumable Fuels — 4.2%
APA Corp.	3,036	103,801
Chevron Corp.	16,865	2,422,995
ConocoPhillips	11,922	1,220,098
Coterra Energy Inc.	7,449	194,568
Devon Energy Corp.	6,131	368,657
Diamondback Energy Inc.	1,664	200,445
EOG Resources Inc.	5,472	611,387
EQT Corp.	3,511	143,073
Exxon Mobil Corp.	39,053	3,409,717
Hess Corp.	2,609	284,355
Kinder Morgan Inc.	18,447	306,958
Marathon Oil Corp.	6,324	142,796
Marathon Petroleum Corp.	4,668	463,672
Occidental Petroleum Corp.	6,976	428,675
ONEOK Inc.	4,164	213,363
Phillips 66	4,504	363,563
Pioneer Natural Resources Co.	2,234	483,728
Valero Energy Corp.	3,710	396,414
Williams Cos. Inc.	11,408	326,611
Total Oil, Gas & Consumable Fuels		12,084,876
Total Energy		12,966,533
Financials — 10.8%
Banks — 3.6%
Bank of America Corp.	65,381	1,974,506
Citigroup Inc.	18,141	755,935
Citizens Financial Group Inc.	4,668	160,393
Comerica Inc.	1,200	85,320
Fifth Third Bancorp	6,348	202,882
First Republic Bank	1,719	224,415

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2022 Annual Report	15

Schedule of investments (cont’d)

September 30, 2022

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Banks — continued
Huntington Bancshares Inc.	13,449	$177,258
JPMorgan Chase & Co.	27,468	2,870,406
KeyCorp	8,654	138,637
M&T Bank Corp.	1,641	289,341
PNC Financial Services Group Inc.	3,829	572,129
Regions Financial Corp.	8,661	173,826
Signature Bank	597	90,147
SVB Financial Group	552	185,351	*
Truist Financial Corp.	12,414	540,506
US Bancorp	12,632	509,322
Wells Fargo & Co.	35,550	1,429,821
Zions Bancorp NA	1,452	73,849
Total Banks		10,454,044
Capital Markets — 2.9%
Ameriprise Financial Inc.	1,014	255,477
Bank of New York Mellon Corp.	6,854	264,016
BlackRock Inc.	1,413	777,546
Cboe Global Markets Inc.	996	116,901
Charles Schwab Corp.	14,299	1,027,669
CME Group Inc.	3,364	595,865
FactSet Research Systems Inc.	350	140,039
Franklin Resources Inc.	2,658	57,200	(a)
Goldman Sachs Group Inc.	3,196	936,588
Intercontinental Exchange Inc.	5,229	472,440
Invesco Ltd.	4,244	58,143
MarketAxess Holdings Inc.	357	79,429
Moody’s Corp.	1,485	361,018
Morgan Stanley	12,542	990,943
MSCI Inc.	759	320,139
Nasdaq Inc.	3,137	177,805
Northern Trust Corp.	1,934	165,473
Raymond James Financial Inc.	1,845	182,323
S&P Global Inc.	3,190	974,066
State Street Corp.	3,447	209,612
T. Rowe Price Group Inc.	2,115	222,096
Total Capital Markets		8,384,788
Consumer Finance — 0.5%
American Express Co.	5,610	756,845
Capital One Financial Corp.	3,579	329,877

See Notes to Financial Statements.

16	Franklin S&P 500 Index Fund 2022 Annual Report

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Consumer Finance — continued
Discover Financial Services	2,583	$234,846
Synchrony Financial	4,593	129,477
Total Consumer Finance		1,451,045
Diversified Financial Services — 1.6%
Berkshire Hathaway Inc., Class B Shares	16,903	4,513,439	*
Insurance — 2.2%
Aflac Inc.	5,394	303,143
Allstate Corp.	2,533	315,434
American International Group Inc.	7,120	338,058
Aon PLC, Class A Shares	1,978	529,847
Arthur J Gallagher & Co.	1,975	338,159
Assurant Inc.	500	72,635
Brown & Brown Inc.	2,191	132,512
Chubb Ltd.	3,914	711,878
Cincinnati Financial Corp.	1,493	133,728
Everest Re Group Ltd.	365	95,791
Globe Life Inc.	855	85,244
Hartford Financial Services Group Inc.	3,036	188,050
Lincoln National Corp.	1,449	63,626
Loews Corp.	1,897	94,546
Marsh & McLennan Cos. Inc.	4,673	697,632
MetLife Inc.	6,244	379,510
Principal Financial Group Inc.	2,174	156,854
Progressive Corp.	5,475	636,250
Prudential Financial Inc.	3,477	298,257
Travelers Cos. Inc.	2,220	340,104
Willis Towers Watson PLC	1,030	206,968
WR Berkley Corp.	1,914	123,606
Total Insurance		6,241,832
Total Financials		31,045,148
Health Care — 14.9%
Biotechnology — 2.2%
AbbVie Inc.	16,544	2,220,370
Amgen Inc.	5,000	1,127,000
Biogen Inc.	1,367	364,989	*
Gilead Sciences Inc.	11,762	725,598
Incyte Corp.	1,765	117,620	*
Moderna Inc.	3,149	372,369	*

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2022 Annual Report	17

Schedule of investments (cont’d)

September 30, 2022

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Biotechnology — continued
Regeneron Pharmaceuticals Inc.	1,006	$693,003	*
Vertex Pharmaceuticals Inc.	2,397	694,027	*
Total Biotechnology		6,314,976
Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	16,387	1,585,606
ABIOMED Inc.	423	103,914	*
Align Technology Inc.	685	141,870	*
Baxter International Inc.	4,706	253,465
Becton Dickinson and Co.	2,667	594,288
Boston Scientific Corp.	13,473	521,809	*
Cooper Cos. Inc.	462	121,922
DENTSPLY SIRONA Inc.	2,099	59,507
Dexcom Inc.	3,707	298,562	*
Edwards Lifesciences Corp.	5,796	478,923	*
Hologic Inc.	2,353	151,816	*
IDEXX Laboratories Inc.	788	256,730	*
Intuitive Surgical Inc.	3,347	627,362	*
Medtronic PLC	12,409	1,002,027
ResMed Inc.	1,381	301,472
STERIS PLC	933	155,139
Stryker Corp.	3,157	639,419
Teleflex Inc.	452	91,060
Zimmer Biomet Holdings Inc.	1,950	203,873
Total Health Care Equipment & Supplies		7,588,764
Health Care Providers & Services — 3.6%
AmerisourceBergen Corp.	1,455	196,905
Cardinal Health Inc.	2,507	167,167
Centene Corp.	5,349	416,206	*
Cigna Corp.	2,857	792,732
CVS Health Corp.	12,292	1,172,288
DaVita Inc.	520	43,040	*
Elevance Health Inc.	2,241	1,017,952
HCA Healthcare Inc.	2,015	370,337
Henry Schein Inc.	1,268	83,396	*
Humana Inc.	1,184	574,465
Laboratory Corp. of America Holdings	857	175,522
McKesson Corp.	1,351	459,164
Molina Healthcare Inc.	547	180,422	*
Quest Diagnostics Inc.	1,075	131,892

See Notes to Financial Statements.

18	Franklin S&P 500 Index Fund 2022 Annual Report

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Health Care Providers & Services — continued
UnitedHealth Group Inc.	8,758	$4,423,140
Universal Health Services Inc., Class B Shares	614	54,143
Total Health Care Providers & Services		10,258,771
Life Sciences Tools & Services — 1.9%
Agilent Technologies Inc.	2,811	341,677
Bio-Rad Laboratories Inc., Class A Shares	201	83,845	*
Bio-Techne Corp.	365	103,660
Charles River Laboratories International Inc.	480	94,464	*
Danaher Corp.	6,129	1,583,059
Illumina Inc.	1,480	282,369	*
IQVIA Holdings Inc.	1,742	315,546	*
Mettler-Toledo International Inc.	210	227,665	*
PerkinElmer Inc.	1,167	140,425
Thermo Fisher Scientific Inc.	3,668	1,860,373
Waters Corp.	558	150,398	*
West Pharmaceutical Services Inc.	684	168,319
Total Life Sciences Tools & Services		5,351,800
Pharmaceuticals — 4.6%
Bristol-Myers Squibb Co.	19,983	1,420,591
Catalent Inc.	1,675	121,203	*
Eli Lilly & Co.	7,383	2,387,293
Johnson & Johnson	24,614	4,020,943
Merck & Co. Inc.	23,714	2,042,250
Organon & Co.	2,414	56,488
Pfizer Inc.	52,546	2,299,413
Viatris Inc.	11,439	97,460
Zoetis Inc.	4,381	649,659
Total Pharmaceuticals		13,095,300
Total Health Care		42,609,611
Industrials — 7.8%
Aerospace & Defense — 1.6%
Boeing Co.	5,227	632,885	*
General Dynamics Corp.	2,094	444,284
Howmet Aerospace Inc.	3,410	105,471
Huntington Ingalls Industries Inc.	381	84,391
L3Harris Technologies Inc.	1,799	373,886
Lockheed Martin Corp.	2,204	851,383
Northrop Grumman Corp.	1,363	641,046
Raytheon Technologies Corp.	13,838	1,132,779

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2022 Annual Report	19

Schedule of investments (cont’d)

September 30, 2022

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Aerospace & Defense — continued
Textron Inc.	1,991	$115,996
TransDigm Group Inc.	486	255,063
Total Aerospace & Defense		4,637,184
Air Freight & Logistics — 0.6%
CH Robinson Worldwide Inc.	1,188	114,417
Expeditors International of Washington Inc.	1,513	133,613
FedEx Corp.	2,243	333,018
United Parcel Service Inc., Class B Shares	6,852	1,106,872
Total Air Freight & Logistics		1,687,920
Airlines — 0.2%
Alaska Air Group Inc.	1,196	46,823	*
American Airlines Group Inc.	5,934	71,445	*
Delta Air Lines Inc.	5,978	167,743	*
Southwest Airlines Co.	5,591	172,427	*
United Airlines Holdings Inc.	3,032	98,631	*
Total Airlines		557,069
Building Products — 0.4%
Allegion PLC	828	74,255
AO Smith Corp.	1,177	57,179
Carrier Global Corp.	7,878	280,142
Fortune Brands Home & Security Inc.	1,162	62,388
Johnson Controls International PLC	6,453	317,616
Masco Corp.	2,136	99,730
Trane Technologies PLC	2,187	316,699
Total Building Products		1,208,009
Commercial Services & Supplies — 0.5%
Cintas Corp.	806	312,881
Copart Inc.	2,029	215,885	*
Republic Services Inc.	1,920	261,197
Rollins Inc.	2,235	77,510
Waste Management Inc.	3,509	562,177
Total Commercial Services & Supplies		1,429,650
Construction & Engineering — 0.1%
Quanta Services Inc.	1,326	168,919
Electrical Equipment — 0.5%
AMETEK Inc.	2,173	246,440
Eaton Corp. PLC	3,733	497,833
Emerson Electric Co.	5,539	405,565

See Notes to Financial Statements.

20	Franklin S&P 500 Index Fund 2022 Annual Report

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Electrical Equipment — continued
Generac Holdings Inc.	586	$104,390	*
Rockwell Automation Inc.	1,090	234,470
Total Electrical Equipment		1,488,698
Industrial Conglomerates — 0.8%
3M Co.	5,198	574,379
General Electric Co.	10,291	637,116
Honeywell International Inc.	6,311	1,053,748
Total Industrial Conglomerates		2,265,243
Machinery — 1.6%
Caterpillar Inc.	4,947	811,704
Cummins Inc.	1,324	269,447
Deere & Co.	2,605	869,783
Dover Corp.	1,331	155,168
Fortive Corp.	3,346	195,072
IDEX Corp.	700	139,895
Illinois Tool Works Inc.	2,641	477,097
Ingersoll Rand Inc.	3,787	163,826
Nordson Corp.	500	106,135
Otis Worldwide Corp.	3,937	251,180
PACCAR Inc.	3,242	271,323
Parker-Hannifin Corp.	1,199	290,530
Pentair PLC	1,489	60,498
Snap-on Inc.	500	100,675
Stanley Black & Decker Inc.	1,369	102,962
Westinghouse Air Brake Technologies Corp.	1,669	135,773
Xylem Inc.	1,660	145,018
Total Machinery		4,546,086
Professional Services — 0.4%
CoStar Group Inc.	3,708	258,262	*
Equifax Inc.	1,131	193,887
Jacobs Solutions Inc.	1,212	131,490
Leidos Holdings Inc.	1,247	109,075
Nielsen Holdings PLC	3,464	96,022
Robert Half International Inc.	1,051	80,402
Verisk Analytics Inc.	1,470	250,679
Total Professional Services		1,119,817
Road & Rail — 0.9%
CSX Corp.	20,062	534,452
J.B. Hunt Transport Services Inc.	784	122,633
Norfolk Southern Corp.	2,205	462,278

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2022 Annual Report	21

Schedule of investments (cont’d)

September 30, 2022

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Road & Rail — continued
Old Dominion Freight Line Inc.	853	$212,201
Union Pacific Corp.	5,853	1,140,282
Total Road & Rail		2,471,846
Trading Companies & Distributors — 0.2%
Fastenal Co.	5,391	248,201
United Rentals Inc.	664	179,360	*
W.W. Grainger Inc.	425	207,906
Total Trading Companies & Distributors		635,467
Total Industrials		22,215,908
Information Technology — 26.0%
Communications Equipment — 0.8%
Arista Networks Inc.	2,309	260,663	*
Cisco Systems Inc.	38,783	1,551,320
F5 Inc.	562	81,338	*
Juniper Networks Inc.	3,087	80,633
Motorola Solutions Inc.	1,563	350,065
Total Communications Equipment		2,324,019
Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A Shares	5,594	374,574
CDW Corp.	1,268	197,909
Corning Inc.	7,213	209,321
Keysight Technologies Inc.	1,667	262,319	*
TE Connectivity Ltd.	2,996	330,639
Teledyne Technologies Inc.	435	146,800	*
Trimble Inc.	2,320	125,906	*
Zebra Technologies Corp., Class A Shares	476	124,717	*
Total Electronic Equipment, Instruments & Components		1,772,185
IT Services — 4.3%
Accenture PLC, Class A Shares	5,924	1,524,245
Akamai Technologies Inc.	1,511	121,364	*
Automatic Data Processing Inc.	3,892	880,331
Broadridge Financial Solutions Inc.	1,108	159,907
Cognizant Technology Solutions Corp., Class A Shares	4,848	278,469
DXC Technology Co.	2,175	53,244	*
EPAM Systems Inc.	530	191,961	*
Fidelity National Information Services Inc.	5,705	431,127
Fiserv Inc.	5,988	560,297	*
FleetCor Technologies Inc.	689	121,381	*
Gartner Inc.	740	204,751	*
Global Payments Inc.	2,599	280,822

See Notes to Financial Statements.

22	Franklin S&P 500 Index Fund 2022 Annual Report

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
IT Services — continued
International Business Machines Corp.	8,466	$1,005,845
Jack Henry & Associates Inc.	687	125,220
Mastercard Inc., Class A Shares	7,989	2,271,592
Paychex Inc.	2,996	336,181
PayPal Holdings Inc.	10,829	932,052	*
VeriSign Inc.	866	150,424	*
Visa Inc., Class A Shares	15,309	2,719,644
Total IT Services		12,348,857
Semiconductors & Semiconductor Equipment — 4.7%
Advanced Micro Devices Inc.	15,115	957,686	*
Analog Devices Inc.	4,870	678,586
Applied Materials Inc.	8,147	667,484
Broadcom Inc.	3,777	1,677,026
Enphase Energy Inc.	1,268	351,832	*
Intel Corp.	38,454	990,960
KLA Corp.	1,329	402,195
Lam Research Corp.	1,283	469,578
Microchip Technology Inc.	5,193	316,929
Micron Technology Inc.	10,333	517,683
Monolithic Power Systems Inc.	413	150,084
NVIDIA Corp.	23,447	2,846,231
NXP Semiconductors NV	2,474	364,940
ON Semiconductor Corp.	4,059	252,997	*
Qorvo Inc.	956	75,916	*
QUALCOMM Inc.	10,518	1,188,324
Skyworks Solutions Inc.	1,502	128,075
SolarEdge Technologies Inc.	521	120,591	*
Teradyne Inc.	1,438	108,066
Texas Instruments Inc.	8,546	1,322,750
Total Semiconductors & Semiconductor Equipment		13,587,933
Software — 8.5%
Adobe Inc.	4,374	1,203,725	*
ANSYS Inc.	820	181,794	*
Autodesk Inc.	2,036	380,325	*
Cadence Design Systems Inc.	2,548	416,420	*
Ceridian HCM Holding Inc.	1,431	79,964	*
Citrix Systems Inc.	1,140	118,560
Fortinet Inc.	6,080	298,710	*
Intuit Inc.	2,642	1,023,299
Microsoft Corp.	69,839	16,265,503

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2022 Annual Report	23

Schedule of investments (cont’d)

September 30, 2022

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Software — continued
NortonLifeLock Inc.	5,619	$113,167
Oracle Corp.	14,231	869,087
Paycom Software Inc.	463	152,785	*
PTC Inc.	992	103,763	*
Roper Technologies Inc.	991	356,403
Salesforce Inc.	9,316	1,340,014	*
ServiceNow Inc.	1,892	714,438	*
Synopsys Inc.	1,433	437,796	*
Tyler Technologies Inc.	382	132,745	*
Total Software		24,188,498
Technology Hardware, Storage & Peripherals — 7.1%
Apple Inc.	141,463	19,550,187
Hewlett Packard Enterprise Co.	12,435	148,971
HP Inc.	8,528	212,518
NetApp Inc.	2,026	125,308
Seagate Technology Holdings PLC	1,818	96,772
Western Digital Corp.	2,865	93,256	*
Total Technology Hardware, Storage & Peripherals		20,227,012
Total Information Technology		74,448,504
Materials — 2.5%
Chemicals — 1.8%
Air Products & Chemicals Inc.	2,079	483,846
Albemarle Corp.	1,105	292,206
Celanese Corp.	928	83,835
CF Industries Holdings Inc.	1,862	179,217
Corteva Inc.	6,726	384,391
Dow Inc.	6,672	293,101
DuPont de Nemours Inc.	4,687	236,225
Eastman Chemical Co.	1,175	83,484
Ecolab Inc.	2,318	334,766
FMC Corp.	1,199	126,734
International Flavors & Fragrances Inc.	2,411	218,991
Linde PLC	4,666	1,257,907
LyondellBasell Industries NV, Class A Shares	2,415	181,801
Mosaic Co.	3,226	155,913
PPG Industries Inc.	2,221	245,842
Sherwin-Williams Co.	2,197	449,836
Total Chemicals		5,008,095

See Notes to Financial Statements.

24	Franklin S&P 500 Index Fund 2022 Annual Report

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Construction Materials — 0.1%
Martin Marietta Materials Inc.	583	$187,778
Vulcan Materials Co.	1,243	196,034
Total Construction Materials		383,812
Containers & Packaging — 0.3%
Amcor PLC	14,215	152,527
Avery Dennison Corp.	768	124,954
Ball Corp.	2,904	140,321
International Paper Co.	3,370	106,829
Packaging Corp. of America	877	98,478
Sealed Air Corp.	1,373	61,112
Westrock Co.	2,409	74,414
Total Containers & Packaging		758,635
Metals & Mining — 0.3%
Freeport-McMoRan Inc.	13,338	364,527
Newmont Corp.	7,419	311,821
Nucor Corp.	2,435	260,521
Total Metals & Mining		936,869
Total Materials		7,087,411
Real Estate — 2.8%
Equity Real Estate Investment Trusts (REITs) — 2.7%
Alexandria Real Estate Equities Inc.	1,382	193,743
American Tower Corp.	4,364	936,951
AvalonBay Communities Inc.	1,304	240,184
Boston Properties Inc.	1,318	98,810
Camden Property Trust	977	116,703
Crown Castle Inc.	4,062	587,162
Digital Realty Trust Inc.	2,708	268,579
Duke Realty Corp.	3,550	171,110
Equinix Inc.	855	486,358
Equity Residential	3,196	214,835
Essex Property Trust Inc.	623	150,909
Extra Space Storage Inc.	1,259	217,442
Federal Realty Investment Trust	653	58,848
Healthpeak Properties Inc.	5,009	114,806
Host Hotels & Resorts Inc.	6,741	107,047
Invitation Homes Inc.	5,450	184,047
Iron Mountain Inc.	2,732	120,126
Kimco Realty Corp.	5,729	105,471
Mid-America Apartment Communities Inc.	1,078	167,165
Prologis Inc.	6,940	705,104

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2022 Annual Report	25

Schedule of investments (cont’d)

September 30, 2022

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) — continued
Public Storage	1,484	$434,530
Realty Income Corp.	5,795	337,269
Regency Centers Corp.	1,392	74,959
SBA Communications Corp.	1,012	288,066
Simon Property Group Inc.	3,069	275,443
UDR Inc.	2,870	119,708
Ventas Inc.	3,716	149,272
VICI Properties Inc.	9,028	269,486
Vornado Realty Trust	1,416	32,795
Welltower Inc.	4,350	279,792
Weyerhaeuser Co.	6,950	198,492
Total Equity Real Estate Investment Trusts (REITs)		7,705,212
Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A Shares	3,020	203,880	*
Total Real Estate		7,909,092
Utilities — 3.1%
Electric Utilities — 2.0%
Alliant Energy Corp.	2,384	126,328
American Electric Power Co. Inc.	4,819	416,603
Constellation Energy Corp.	3,098	257,723
Duke Energy Corp.	7,217	671,325
Edison International	3,549	200,802
Entergy Corp.	1,932	194,417
Evergy Inc.	2,135	126,819
Eversource Energy	3,235	252,201
Exelon Corp.	9,303	348,490
FirstEnergy Corp.	5,077	187,849
NextEra Energy Inc.	18,404	1,443,058
NRG Energy Inc.	2,177	83,314
PG&E Corp.	15,257	190,712	*
Pinnacle West Capital Corp.	1,034	66,703
PPL Corp.	6,794	172,228
Southern Co.	9,914	674,152
Xcel Energy Inc.	5,145	329,280
Total Electric Utilities		5,742,004
Gas Utilities — 0.0%††
Atmos Energy Corp.	1,335	135,970
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	6,184	139,758

See Notes to Financial Statements.

26	Franklin S&P 500 Index Fund 2022 Annual Report

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security		Shares	Value
Multi-Utilities — 0.9%
Ameren Corp.		2,429	$ 195,656
CenterPoint Energy Inc.		5,823	164,092
CMS Energy Corp.		2,697	157,073
Consolidated Edison Inc.		3,292	282,322
Dominion Energy Inc.		7,809	539,680
DTE Energy Co.		1,836	211,232
NiSource Inc.		3,820	96,226
Public Service Enterprise Group Inc.		4,680	263,157
Sempra Energy		2,947	441,873
WEC Energy Group Inc.		2,966	265,249
Total Multi-Utilities			2,616,560
Water Utilities — 0.1%
American Water Works Co. Inc.		1,700	221,272
Total Utilities			8,855,564
Total Investments before Short-Term Investments (Cost — $101,152,532)			282,364,173

	Rate
Short-Term Investments — 1.2%
Invesco Treasury Portfolio, Institutional Class (Cost — $3,468,766)	2.846%	3,468,766	3,468,766
Total Investments — 100.0% (Cost — $104,621,298)			285,832,939
Liabilities in Excess of Other Assets — (0.0)%††			(30,415)
Total Net Assets — 100.0%			$285,802,524

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	Investment in affiliate. This security is a component of the S&P 500 Index in which the Fund invests (Note 8).

At September 30, 2022, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Buy:
E-mini S&P 500 Index	19	12/22	$3,660,652	$3,421,425	$(239,227)

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2022 Annual Report	27

Statement of assets and liabilities

September 30, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $104,575,776)	$285,775,739
Investments in affiliated securities, at value (Cost — $45,522)	57,200
Dividends receivable from unaffiliated investments	232,870
Deposits with brokers for open futures contracts	210,000
Receivable for Fund shares sold	68,388
Security litigation proceeds receivable	1,041
Dividends receivable from affiliated investments	771
Prepaid expenses	45,785
Total Assets	286,391,794

Liabilities:
Payable for securities purchased	333,880
Transfer agent fees payable	57,864
Payable to brokers — net variation margin on open futures contracts	55,020
Service and/or distribution fees payable	46,172
Audit and tax fees payable	40,490
Investment management fee payable	19,214
Trustees’ fees payable	4,908
Payable for Fund shares repurchased	2,021
Accrued expenses	29,701
Total Liabilities	589,270
Total Net Assets	$285,802,524

Net Assets:
Par value (Note 7)	$99
Paid-in capital in excess of par value	97,516,785
Total distributable earnings (loss)	188,285,640
Total Net Assets	$285,802,524

Net Assets:
Class A	$259,912,666
Class D	$25,889,858

Shares Outstanding:
Class A	9,042,206
Class D	891,185

Net Asset Value:
Class A	$28.74
Class D	$29.05

See Notes to Financial Statements.

28	Franklin S&P 500 Index Fund 2022 Annual Report

Statement of operations

For the Year Ended September 30, 2022

Investment Income:
Dividends from unaffiliated investments	$5,075,202
Dividends from affiliated investments	3,083
Interest	619
Less: Foreign taxes withheld	(1,111)
Total Investment Income	5,077,793

Expenses:
Investment management fee (Note 2)	855,776
Service and/or distribution fees (Notes 2 and 5)	625,497
Transfer agent fees (Note 5)	247,125
Registration fees	76,578
Fund accounting fees	70,794
Audit and tax fees	40,500
Legal fees	34,886
Standard & Poor’s license fees	34,231
Trustees’ fees	24,787
Shareholder reports	21,272
Custody fees	2,000
Insurance	1,743
Commitment fees (Note 9)	1,067
Miscellaneous expenses	5,628
Total Expenses	2,041,884
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(133,980)
Net Expenses	1,907,904
Net Investment Income	3,169,889

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	11,077,084
Futures contracts	(714,752)
Net Realized Gain	10,362,332
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(68,204,853)
Investments in affiliated securities	(22,928)
Futures contracts	(189,127)
Change in Net Unrealized Appreciation (Depreciation)	(68,416,908)
Net Loss on Investments and Futures Contracts	(58,054,576)
Decrease in Net Assets From Operations	$(54,884,687)

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2022 Annual Report	29

Statements of changes in net assets

For the Years Ended September 30,	2022	2021

Operations:
Net investment income	$3,169,889	$2,888,332
Net realized gain	10,362,332	15,353,067
Change in net unrealized appreciation (depreciation)	(68,416,908)	63,011,768
Increase (Decrease) in Net Assets From Operations	(54,884,687)	81,253,167

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(18,643,499)	(17,989,514)
Decrease in Net Assets From Distributions to Shareholders	(18,643,499)	(17,989,514)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	55,672,638	8,751,928
Reinvestment of distributions	18,420,393	17,854,884
Cost of shares repurchased	(62,641,604)	(28,314,219)
Increase (Decrease) in Net Assets From Fund Share Transactions	11,451,427	(1,707,407)
Increase (Decrease) in Net Assets	(62,076,759)	61,556,246

Net Assets:
Beginning of year	347,879,283	286,323,037
End of year	$285,802,524	$347,879,283

See Notes to Financial Statements.

30	Franklin S&P 500 Index Fund 2022 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$35.94	$29.50	$27.21	$27.71	$24.81

Income (loss) from operations:
Net investment income	0.31	0.29	0.36	0.37	0.34
Net realized and unrealized gain (loss)	(5.58)	8.02	3.47	0.48	3.78
Total income (loss) from operations	(5.27)	8.31	3.83	0.85	4.12

Less distributions from:
Net investment income	(0.26)	(0.35)	(0.40)	(0.34)	(0.34)
Net realized gains	(1.67)	(1.52)	(1.14)	(1.01)	(0.88)
Total distributions	(1.93)	(1.87)	(1.54)	(1.35)	(1.22)

Net asset value, end of year	$28.74	$35.94	$29.50	$27.21	$27.71
Total return[2]	(15.77)%	29.24%	14.55%	3.64%	17.19%

Net assets, end of year (millions)	$260	$318	$263	$254	$265

Ratios to average net assets:
Gross expenses	0.61%	0.59%	0.61%	0.61%	0.62%
Net expenses[3,4]	0.57	0.59	0.59	0.59	0.59
Net investment income	0.91	0.86	1.31	1.43	1.30

Portfolio turnover rate	9%	3%	3%	3%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective June 1, 2022, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.54%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. Prior to June 1, 2022, the expense limitation was 0.59%.

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2022 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class D Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$36.30	$29.77	$27.44	$27.94	$25.01

Income (loss) from operations:
Net investment income	0.39	0.36	0.41	0.42	0.39
Net realized and unrealized gain (loss)	(5.65)	8.10	3.51	0.48	3.81
Total income (loss) from operations	(5.26)	8.46	3.92	0.90	4.20

Less distributions from:
Net investment income	(0.32)	(0.41)	(0.45)	(0.39)	(0.39)
Net realized gains	(1.67)	(1.52)	(1.14)	(1.01)	(0.88)
Total distributions	(1.99)	(1.93)	(1.59)	(1.40)	(1.27)

Net asset value, end of year	$29.05	$36.30	$29.77	$27.44	$27.94
Total return[2]	(15.60)%	29.52%	14.78%	3.83%	17.40%

Net assets, end of year (000s)	$25,890	$29,592	$23,555	$19,833	$19,260

Ratios to average net assets:
Gross expenses	0.43%	0.40%	0.43%	0.43%	0.45%
Net expenses[3,4]	0.37	0.39	0.39	0.39	0.39
Net investment income	1.11	1.06	1.51	1.63	1.50

Portfolio turnover rate	9%	3%	3%	3%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective June 1, 2022, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class D shares did not exceed 0.34%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. Prior to June 1, 2022, the expense limitation was 0.39%.

See Notes to Financial Statements.

32	Franklin S&P 500 Index Fund 2022 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Franklin S&P 500 Index Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value

Franklin S&P 500 Index Fund 2022 Annual Report	33

Notes to financial statements (cont’d)

determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

34	Franklin S&P 500 Index Fund 2022 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Information Technology	$74,329,944	$118,560	—	$74,448,504
Other Common Stocks	207,915,669	—	—	207,915,669
Total Long-Term Investments	282,245,613	118,560	—	282,364,173
Short-Term Investments†	3,468,766	—	—	3,468,766
Total Investments	$285,714,379	$118,560	—	$285,832,939

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$239,227	—	—	$239,227

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Franklin S&P 500 Index Fund 2022 Annual Report	35

Notes to financial statements (cont’d)

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

36	Franklin S&P 500 Index Fund 2022 Annual Report

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of September 30, 2022, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Franklin S&P 500 Index Fund 2022 Annual Report	37

Notes to financial statements (cont’d)

(h) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Franklin Advisers, Inc. (“Franklin Advisers”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, Franklin Advisers and Western Asset are wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.25% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the Fund’s cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays Franklin Advisers a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

38	Franklin S&P 500 Index Fund 2022 Annual Report

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A and Class D shares did not exceed 0.54% and 0.34%, respectively (0.59% and 0.39% prior to June 1, 2022). These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

During the year ended September 30, 2022, fees waived and/or expenses reimbursed amounted to $133,980.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$30,757,573
Sales	37,306,177

At September 30, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$108,353,272	$184,351,869	$(6,872,202)	$177,479,667
Futures contracts	—	—	(239,227)	(239,227)

Franklin S&P 500 Index Fund 2022 Annual Report	39

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2022.

LIABILITY DERIVATIVES[1]
Equity Risk
Futures contracts[2]	$239,227

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2022. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$(714,752)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$(189,127)

During the year ended September 30, 2022, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$3,420,874

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A shares calculated at the annual rate of 0.20% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

40	Franklin S&P 500 Index Fund 2022 Annual Report

For the year ended September 30, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$625,497	†	$222,551
Class D	—		24,574
Total	$625,497		$247,125

†	Amount shown is exclusive of expense reimbursements. For the year ended September 30, 2022, the service and/or distribution fees reimbursed amounted to $2 for Class A shares.

For the year ended September 30, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$118,920
Class D	15,060
Total	$133,980

6. Distributions to shareholders by class

	Year Ended September 30, 2022	Year Ended September 30, 2021
Net Investment Income:
Class A	$2,327,870	$3,163,638
Class D	272,134	336,364
Total	$2,600,004	$3,500,002

Net Realized Gains:
Class A	$14,658,269	$13,282,922
Class D	1,385,226	1,206,590
Total	$16,043,495	$14,489,512

7. Shares of beneficial interest

At September 30, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Franklin S&P 500 Index Fund 2022 Annual Report	41

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,426,131	$49,697,185	166,484	$5,614,149
Shares issued on reinvestment	460,552	16,763,033	527,477	16,311,930
Shares repurchased	(1,699,753)	(57,594,509)	(746,004)	(24,410,744)
Net increase (decrease)	186,930	$8,865,709	(52,043)	$(2,484,665)

Class D
Shares sold	174,943	$5,975,453	92,286	$3,137,779
Shares issued on reinvestment	45,028	1,657,360	49,435	1,542,954
Shares repurchased	(144,026)	(5,047,095)	(117,674)	(3,903,475)
Net increase	75,945	$2,585,718	24,047	$777,258

8. Transactions with affiliated company

The Fund invests in securities that are components of the S&P 500 Index. Franklin

Resources Inc. is a component of the S&P 500 Index and is considered to be affiliated with the Fund. Investments in Franklin Resources Inc. were made in accordance to its proportional weighting in the S&P 500 Index. The following transactions were effected in shares of Franklin Resources Inc. for the year ended September 30, 2022:

	Affiliate Value at September 30,	Purchased		Sold
	2021	Cost	Shares	Cost	Shares
Franklin Resources Inc.	$69,396	$10,732	323	—	—

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at September 30, 2022
Franklin Resources Inc.	—	$3,083	$(22,928)	$57,200

9. Redemption facility

On February 4, 2022, the Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, became a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

42	Franklin S&P 500 Index Fund 2022 Annual Report

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended September 30, 2022.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$3,176,045	$3,684,141
Net long-term capital gains	15,467,454	14,305,373
Total distributions paid	$18,643,499	$17,989,514

As of September 30, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$2,445,972
Undistributed long-term capital gains — net	8,402,225
Total undistributed earnings	$10,848,197
Other book/tax temporary differences(a)	197,003
Unrealized appreciation (depreciation)(b)	177,240,440
Total distributable earnings (loss) — net	$188,285,640

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis of investments in real estate investment trusts.

11. Recent accounting pronouncements

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management is currently evaluating the impact, if any, of applying this ASU.

*  *  *

Franklin S&P 500 Index Fund 2022 Annual Report	43

Notes to financial statements (cont’d)

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.

44	Franklin S&P 500 Index Fund 2022 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Investment Trust and Shareholders of Franklin S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Franklin S&P 500 Index Fund (one of the funds constituting Legg Mason Partners Investment Trust, referred to hereafter as the “Fund”) as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statement of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 17, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Franklin S&P 500 Index Fund 2022 Annual Report	45

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Investment Trust (the “Trust”) held on May 4 and 5, 2022, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Franklin S&P 500 Index Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement pursuant to which Franklin Advisers, Inc. (“Franklin Advisers”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company, LLC (“Western Asset” and, together with Franklin Advisers, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Agreements and asked questions and requested additional information from management. Throughout the year, the Board (including its various committees) had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Agreements. Prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management, advisory and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the May 2022 meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

46	Franklin S&P 500 Index Fund

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Agreements was in the best interests of the Fund and its shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the fund complex overseen by the Trustees, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

Franklin S&P 500 Index Fund	47

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities among the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. The Board considered management’s periodic reports to the Board on, among other things, its business plans, any organizational changes and portfolio manager compensation.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. The Board also considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds (including the Fund) classified as S&P 500 index funds by Lipper, showed, among other data, that the performance of the Fund’s Class A shares for the 1-, 3-, 5- and 10-year periods ended December 31, 2021 was below the median performance of the funds in the Performance Universe for each period. The Board noted the explanations from the Manager and Franklin Advisers concerning the reasons for the Fund’s relative performance versus the peer group for the various periods. The Board also noted that the Fund’s performance was ahead of its peer group for the quarter ended March 31, 2022.

48	Franklin S&P 500 Index Fund

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and each Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee payable by the Fund to the Manager (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers, respectively. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

The Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadvisers to other U.S. clients investing primarily in an asset class similar to that of the Fund.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts, and the differences in the degree of entrepreneurial and other risks borne by the Manager in managing the Fund and in managing other types of accounts.

The Board considered the overall management fee, the fees of each of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees, in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Franklin S&P 500 Index Fund	49

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board also received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee as well as its actual total expense ratio with those of a group of retail no-load funds consisting of 11 S&P 500 index funds (including the Fund) selected by Broadridge to be comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of all retail no-load S&P 500 index funds (including the Fund) (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was approximately equivalent to the median of management fees payable by the funds in the Expense Group and that the Fund’s Actual Management Fee was above the median of management fees paid by the funds in the Expense Group and above the median of management fees paid by the funds in the Expense Universe. This information also showed that the Fund’s actual total expense ratio was above the median of the total expense ratios of the funds in the Expense Group and above the median of the actual total expense ratios of the funds in the Expense Universe. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue until and expire on December 31, 2023.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Funds complex as a whole. The Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale with respect to the management of the Fund as the Fund’s assets grow. The Board also noted the size of the Fund.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders, including the recent appointment of an affiliate of the Manager as the transfer agent of the Fund.

50	Franklin S&P 500 Index Fund

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager, the Subadvisers and their affiliates received were reasonable.

Franklin S&P 500 Index Fund	51

Statement regarding liquidity risk management program (unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP for the Franklin Templeton and Legg Mason Funds is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

52	Franklin S&P 500 Index Fund

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in May 2022, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2021. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

Franklin S&P 500 Index Fund	53

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Franklin S&P 500 Index Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

54	Franklin S&P 500 Index Fund

Independent Trustees† (cont’d)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Franklin S&P 500 Index Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

56	Franklin S&P 500 Index Fund

Independent Trustees† (cont’d)

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 59 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 130 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	130
Other board memberships held by Trustee during the past five years	None

Franklin S&P 500 Index Fund	57

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

58	Franklin S&P 500 Index Fund

Additional Officers (cont’d)

Thomas C. Mandia

Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci

Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly

Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Franklin S&P 500 Index Fund	59

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended September 30, 2022:

	Pursuant to:		Amount Reported
Long-Term Capital Gain Dividends Distributed	§	852(b)(3)(C)	$15,467,454
Income Eligible for Dividends Received Deduction (DRD)	§	854(b)(1)(A)	$4,694,970
Qualified Dividend Income Earned (QDI)	§	854(b)(1)(B)	$4,867,330
Short-Term Capital Gain Dividends Distributed	§	871(k)(2)(C)	$513,278
Qualified Business Income Dividends Earned	§	199A	$141,053

60	Franklin S&P 500 Index Fund

Franklin

S&P 500 Index Fund

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Franklin Advisers, Inc.

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

#	Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

Franklin S&P 500 Index Fund

The Fund is a separate investment series of Legg Mason Partners Investment Trust, a Maryland statutory trust.

Franklin S&P 500 Index Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Franklin S&P 500 Index Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC,Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans

Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College

Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD04121 11/22 SR22-4517

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2021 and September 30, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $149,125 in September 30, 2021 and $149,125 in September 30, 2022.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2021 and $0 in September 30, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $50,000 in September 30, 2021 and $50,000 in September 30, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Investment Trust., were $0 in September 30, 2021 and $0 in September 30, 2022.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2021 and September 30, 2022; Tax Fees were 100% and 100% for September 30, 2021 and September 30, 2022; and Other Fees were 100% and 100% for September 30, 2021 and September 30, 2022.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Investment Trust during the reporting period were $809,629 in September 30, 2021 and $785,604 in September 30, 2022.

(h) Yes. Legg Mason Partners Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: November 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: November 23, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: November 23, 2022